UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive,	77060
Suite 200 Houston, Texas	(Zip Code)
(Address of principal executive offices)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry a Material Definitive Agreement.

As disclosed previously by the registrant, concurrent with the closing on April 30, 2007, of the acquisition by the registrant of certain fee minerals, royalties and working interest properties from Montierra Minerals & Production, L.P., a Delaware limited partnership, and NGP-VII Income Co-Investment Opportunities, L.P. (the “Montierra Acquisition”), the Board of Directors of Eagle Rock Energy G&P, LLC (“Eagle Rock Energy G&P”), the general partner of Eagle Rock Energy GP, L.P., which is the general partner of the registrant, appointed Joseph A. Mills, Chief Executive Officer of Eagle Rock Energy G&P. Also, as reported previously, upon completion of the Montierra Acquisition, Mr. Mills became eligible to receive a grant of restricted common units. The Compensation Committee of Eagle Rock Energy G&P has granted to Mr. Mills, pursuant to an Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan Grant of Restricted Units dated May 17, 2007, 85,000 restricted common units of the registrant. A copy of the form of Restricted Unit Grant, under which all grants are made, is attached hereto as Exhibit 10.14 and incorporated by this reference. The restricted common units granted to Mr. Mills are subject to a three-year vesting period whereby a third of the granted units vest upon each anniversary of the grant date. In certain circumstances, such as the termination of Mr. Mills’ employment because of his death or disability when he is eligible to receive benefits under Eagle Rock Energy G&P’s long term disability plan or the change of control of the registrant, the restricted common units shall vest fully.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On May 18, 2007, Alex A. Bucher, Jr., member of the Board of Directors and President and Chief Operating Officer of Eagle Rock Energy G&P, resigned from his officer positions with Eagle Rock Energy G&P and his position as a member of its Board of Directors. Such resignations are effective as of June 15, 2007.

(c)  As disclosed previously, concurrent with the closing of the Montierra Acquisition, the Board of Directors of Eagle Rock Energy G&P appointed Joseph E. Mills, Chief Executive Officer of Eagle Rock Energy G&P. Employees previously reporting to Mr. Bucher directly shall now report directly to Mr. Mills.

A press release filed on May 18, 2007, is attached as Exhibit 99.1 and is incorporated by this reference.

As reported under Item 1.01 above, Mr. Mills was granted 85,000 restricted common units by the Compensation Committee on May 17, 2007, in connection with his becoming the Chief Executive Officer of Eagle Rock Energy G&P after the closing of the Montierra Acquisition.
(e) On May 17, 2007, Richard W. FitzGerald, Senior Vice President and Chief Financial Officer was granted 20,000 restricted common units by the Compensation Committee of Eagle Rock Energy G&P.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Document

10.14	Form of Long-Term Incentive Plan Grant of Restricted Units

99.1	Press Release dated May 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: May 21, 2007	By:	/s/ Richard W. FitzGerald
Richard W. FitzGerald
Senior Vice President, Chief Financial Officer